UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 19, 2010

BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32875	75-3095469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive
Miami, Florida
(Address of Principal Executive Offices)
33126
(Zip Code)

(305) 378-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Accounting Officer
On August 19, 2010, the Board of Directors of Burger King Holdings, Inc. (the “Company”) appointed David M. Chojnowski as Chief Accounting Officer effective October 1, 2010. Mr. Chojnowski has served as VP, Finance and Corporate Controller of the Company since February 2, 2009. Prior to joining the Company, Mr. Chojnowski held various positions with General Motors Corporation including serving as Controller, Latin America, Africa and Middle East from November 2006 through February 2009 and as Corporate Consolidation/SEC Reporting Manager from October 2004 through November 2006.
Ben K. Wells served as the Company’s Principal Accounting Officer prior to Mr. Chojnowski’s appointment and remains Chief Financial Officer and the Company’s Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.
By:	/s/ Anne Chwat
Anne Chwat
General Counsel and Secretary

Date: August 25, 2010

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